SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Big Lots, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials:
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	2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 29, 2014.

BIG LOTS, INC.

ATTN: GENERAL COUNSEL 300 PHILLIPI ROAD COLUMBUS, OH 43228

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 31, 2014
Date: May 29, 2014 Time: 9:00 a.m. EDT
Location:	Big Lots, Inc. 300 Phillipi Road Columbus, Ohio 43228
Directions to the Annual Meeting are available in the Investor Relations section of our website located at: www.biglots.com.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

COMBINED DOCUMENT(Including the Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report on Form 10-K).

How to View Online:

Have the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
                                    3) BY E-MAIL*:          sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2014 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Please check the proxy materials for any requirements for Annual Meeting attendance. At the Annual Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Notice is hereby given that the 2014 Annual Meeting of Shareholders of Big Lots, Inc. will be held at our corporate offices located at 300 Phillipi Road, Columbus, Ohio, on May 29, 2014, beginning at 9:00 a.m. EDT, for the following purposes:

1.	ELECTION OF DIRECTORS. The Board of Directors recommends a vote FOR the election of the nominees named below:

	01)	Jeffrey P. Berger	06)	Philip E. Mallott
	02)	David J. Campisi	07)	Russell Solt
	03)	James R. Chambers	08)	James R. Tener
	04)	Peter J. Hayes	09)	Dennis B. Tishkoff
	05)	Brenda J. Lauderback

If any nominee named for election as a director is unable to serve or for good cause will not serve, common shares represented by proxies will be voted for such substitute nominee(s) as recommended by Big Lots' Board of Directors.

2.
APPROVAL OF THE AMENDED AND RESTATED BIG LOTS 2012 LONG-TERM INCENTIVE PLAN. The Board of Directors recommends a vote FOR the approval of the amended and restated Big Lots 2012 Long-Term Incentive Plan.

3.	APPROVAL OF THE AMENDED AND RESTATED BIG LOTS 2006 BONUS PLAN. The Board of Directors recommends a vote FOR the approval of the amended and restated Big Lots 2006 Bonus Plan.

4.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. The Board of Directors recommends a vote FOR the approval of the compensation of Big Lots' named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the narrative discussion accompanying the tables.

5.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014. The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Big Lots' independent registered public accounting firm for the 2014 fiscal year.

6.	CONSIDERATION OF A SHAREHOLDER PROPOSAL RELATING TO PROXY ACCESS. The Board of Directors recommends a vote AGAINST the approval of the shareholder proposal relating to proxy access.

If any other matter properly comes before the Annual Meeting, common shares represented by proxies will be voted in accordance with the recommendation of the Board of Directors on such matter.

Only shareholders of record at the close of business on the record date, March 31, 2014, are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.